UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Premium Money Market Fund - Proxy Proposal Information (link to new page content)

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Premium Money Market Fund proposals

Shareholders of this fund as of August 10, 2015, are being asked to vote on the following proposals:

1.
To approve a change in the Fund’s concentration policy so that the Fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”.

2.	To approve a change in the Fund’s investment objective to “the Fund seeks current income while maintaining liquidity and preserving capital”.

What are the proposals I am being asked to vote on?

We are asking you to approve changes to the Fund’s fundamental concentration policy and investment objective that will enable the Fund to operate as a government money market fund. A government money market fund must invest 99.5% of its total assets in cash, U.S. government securities, and fully collateralized repurchase agreements. The Fund currently invests in debt securities issued by corporations, banks, and federal, state, and local governments. Additionally, under normal market conditions, the Fund currently invests 25% or more of its assets in securities of issuers in the financial services industry.

Why convert the Fund into a government money market fund?

Last year, the SEC approved new rules that impact money market fund operations. These rules go into effect in October 2016. After analyzing the impact of the new requirements, we propose converting the Fund into a government money market fund. This will allow the Fund to continue to seek to maintain a stable net asset value (“NAV”) and operate without imposing liquidity fees or suspending shareholder redemptions (also known as a “redemption gate”). Additionally, operating as a government money market fund will permit all current Fund shareholders (including retail and institutional shareholders) to continue investing in the Fund. Otherwise, after October 2016, the Fund will be unable to have both retail and institutional shareholders and seek to maintain a stable NAV.

How will changing the fundamental concentration policy of the Fund affect my investment in the Fund?

Conversion of the Fund into a “government money market fund,” as that term is defined in Rule 2a-7(a)(16), requires the Fund to invest at least 99.5% of its assets in cash, government securities, and/or fully collateralized repurchase agreements. Currently, under normal conditions, the Fund concentrates its investments in securities of issuers in the financial services industry. These types of investments do not qualify as government securities under the new rules, and thus the Fund will no longer be able to hold them. Changing the concentration policy will prohibit the Fund from concentrating its investments in any industry and allow the Fund to comply with the new definition of a government money market fund. After the final conversion date, the Fund will invest at least 99.5% of its assets in cash, government securities, and fully collateralized repurchase agreements.

How will changing the investment objective of the Fund affect my investment in the Fund?

Currently, the Fund invests in high quality, very short-term debt securities of corporations, banks, and federal, state, and local governments. By operating as a government money market fund, the Fund will invest nearly all of its assets in U.S. government securities. Because government securities typically have lower yields than corporate debt securities, the Fund will no longer be able to seek the same level of current income that its existing strategy allows. Additionally, government securities have different liquidity and risk profiles than the securities in which the Fund currently invests. We propose to change the investment objective to state that the Fund “seeks current income while maintaining liquidity and preserving capital.” The change will reflect the lower yield and increased focus on liquidity and capital preservation that will result from investing in government securities.

How will the Fund convert into a government money market fund?

The changes to the fundamental concentration policy and investment objective will be the first steps in the conversion. If shareholders approve the proposals, we will transition the Fund’s portfolio and make other necessary strategy changes that do not require shareholder approval. There will be a transition period between the date when shareholders approve the proposals and the date when the Fund is fully converted into a government money market fund. The transition period will allow our portfolio managers to buy and sell securities that will bring the Fund’s investments into compliance with the new SEC rules. Assuming that shareholders approve the proposals at the October 5, 2015 meeting, we currently expect to complete the conversion by
December 1, 2015. If shareholders approve the proposals, the Fund also currently intends to change its name to “U.S. Government Money Market Fund.”

What happens if shareholders do not approve the proposals?

Each of the proposals is contingent on the other. If shareholders do not approve both of the proposals, neither proposal will take effect, and the Fund will be unable to convert into a government money market fund. If the Fund cannot convert into a government money market fund, the Board will consider other options, including involuntary redemption of shareholders, a floating NAV (with liquidity fees and redemption gates), mergers, fund liquidation, or other actions.

What else do I need to know?

Investors in the Premium Money Market Fund as of August 10, 2015, are eligible to vote on the proposals and will receive a detailed proxy statement in mid-August, 2015.

After much consideration, the Board of Trustees has voted to recommend that investors approve the proposals. If you are eligible, we encourage you to vote as soon as possible.

The shareholder meeting is scheduled for October 5, 2015. It is anticipated that the changes would be effective in December, 2015.

A proxy statement with respect to the information described above will be mailed to shareholders of record on August 24, 2015 and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s website at www.sec.gov or by calling 1-800-345-2021.

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The fund’s prospectus or summary prospectus, which can be obtained by calling 1-800-345-2021, contains this and other information about the fund, and should be read carefully before investing. Investments are subject to risk.
Money Market Fund: An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
American Century Investment Services, Inc. Distributor

Copyright 2015 American Century Proprietary Holdings Inc. All rights reserved.

IPRO Homepage - Online MM Reform content

Homepage link under Alerts - Money Market Reform: How our funds line up.

SEC Money Market Reforms

August 24, 2015 - Update
Like others in the industry, we are adapting our money market products to respond to the changing regulatory environment. We recognize that investors may look to money funds for liquidity, convenience and price stability. As a result, we plan to offer only government and retail money market funds that seek to maintain a stable $1 net asset value (NAV).

Money market reform: How our funds line up
The changes we are implementing are outcomes of money market regulations the Securities and Exchange Commission (SEC) enacted last year which are designed to make money market funds more resilient for investors. The rules include the potential to suspend redemptions for 10 days and/or apply redemption fees in some funds so they can better withstand market crises.

The chart below outlines our money market funds and the changes we’re making.

	Capital Preservation Fund	Premium Money Market Fund (new name U.S. Government Money Market Fund)[1]	Prime Money Market Fund[2]	California Tax-Free Money Market Fund[2]	Tax-Free Money Market Fund[2]
Investment Objective	Maximum safety and liquidity	Current income while maintaining liquidity and capital	High current income while preserving capital	Safety of principal and current income, and exempt from federal and California income taxes	Safety of principal and current income, exempt from federal income taxes
Fund Changes	None	Fund changes effective 12/1/15 (pending proxy)	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]
Stable $1 NAV	Yes	Yes	Yes	Yes	Yes
Ability to Implement Redemption Fees, Liquidity Gates	No	No	Yes. If needed, the boards will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress.
Eligible Shareholders	Retail and Institutional	Retail and Institutional	Retail	Retail	Retail

What you can expect

•
All clients in Premium Money Market Fund - If you were a shareholder of this fund on August 10, 2015, you can expect proxy materials in late August. Please vote no matter how large or small your holdings. Your vote counts.

•	Clients in Capital Preservation- No action needed.

•
Clients in Prime Money Market, California Tax-Free Money Market and Tax-Free Money Market Funds[3] - If the funds are held in a retail account, no action is needed. If the funds are held in an institutional account, we will be reaching out to your firm over the next year to help you understand the compliance requirements and how to comply.

The SEC rule changes were intended to further enhance the resiliency of money market funds. We believe this peace of mind is important to our clients. Thank you for your business.
1 Shareholders as of August 10, 2015 are being asked to vote on two proposals that would convert our Premium Money Market Fund into a government money market fund. If the proxy is approved, the conversion of the fund is expected to be effective December 1, 2015 and the fund’s name would change to U.S. Government Money Market Fund.
2 We anticipate changes to these funds will be effective in the fall of 2016.
3 The SEC defines retail accounts as those where a natural person (e.g., an individual with a social security number) makes decisions about the account. The SEC defines accounts where a non-natural person is the decision maker (e.g., a corporation with an EIN) as institutional accounts.Institutional account holders will need to exchange to an appropriate money market or liquidate as described above.

On or about August 24, 2015, we mailed a proxy statement to shareholders of record as of August 10, 2015, and filed it with the SEC. We urge investors to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021. The proxy statement will also be available on American Century Investments’ Web site.
Money Market Fund: An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
This material has been prepared for educational purposes only. It is not intended to provide, and should not be relied upon for, investment, accounting, legal or tax advice.

ac.com - Online MM Reform content

Homepage link under Gain an Edge - Money Market Reform: How our funds line up.

SEC Money Market Reforms

August 24, 2015 - Update
Like others in the industry, we are adapting our money market products to respond to the changing regulatory environment. We recognize that investors may look to money funds for liquidity, convenience and price stability. As a result, we plan to offer only money market funds that seek to maintain a stable $1 net asset value (NAV).

Money market reform: How our funds line up
The changes we are implementing are outcomes of money market regulations the Securities and Exchange Commission (SEC) enacted last year which are designed to make money market funds more resilient for investors. The rules include the potential to suspend redemptions for 10 days and/or apply redemption fees in some funds so they can better withstand market crises.

The chart below outlines our money market funds and the changes we’re making.

	Capital Preservation Fund	Premium Money Market Fund (new name U.S. Government Money Market Fund)[1]	Prime Money Market Fund[2]	California Tax-Free Money Market Fund[2]	Tax-Free Money Market Fund[2]
Investment Objective	Maximum safety and liquidity	Current income while maintaining liquidity and capital	High current income while preserving capital	Safety of principal and current income, and exempt from federal and California income taxes	Safety of principal and current income, exempt from federal income taxes
Fund Changes	None	Fund changes effective 12/1/15 (pending proxy)	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]	Institutional accounts will need to exchange to an appropriate money market fund or liquidate[3]
Stable $1 NAV	Yes	Yes	Yes	Yes	Yes
Ability to Implement Redemption Fees, Liquidity Gates	No	No	Yes. If needed, the boards will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress.

What you can expect

•
Clients in Premium Money Market Fund - If you were a shareholder of this fund on August 10, 2015, you can expect proxy materials in late August. Please vote no matter how large or small your holdings. Your vote counts.

•	Clients in Capital Preservation- No action needed.

•
Clients in Prime Money Market, California Tax-Free Money Market and Tax-Free Money Market Funds[3] - If you hold the funds in a retail account, no action is needed. If you hold the funds in an institutional account, we will be reaching out to you over the next year to help you understand how to comply.

The SEC rule changes were intended to further enhance the resiliency of money market funds. We believe this peace of mind is important to our clients.
If you want help determining what money market fund strategy may be right for you, please call us. Thank you for your business.
1 Shareholders as of August 10, 2015 are being asked to vote on two proposals that would convert our Premium Money Market Fund into a government money market fund. If the proxy is approved, the conversion of the fund is expected to be effective December 1, 2015 and the fund’s name would change to U.S. Government Money Market Fund.
2 We anticipate changes to these funds will be effective in the fall of 2016.
3 The SEC defines retail accounts as those where a natural person (e.g., an individual with a social security number) makes decisions about the account. The SEC defines accounts where a non-natural person is the decision maker (e.g., a corporation with an EIN) as institutional accounts.Institutional account holders will need to exchange to an appropriate money market or liquidate as described above.

On or about August 24, 2015, we mailed a proxy statement to shareholders of record as of August 10, 2015, and filed it with the SEC. We urge investors to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021. The proxy statement will also be available on American Century Investments’ Web site.
Money Market Fund: An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
This material has been prepared for educational purposes only. It is not intended to provide, and should not be relied upon for, investment, accounting, legal or tax advice.